Exhibit 21.1
List of Subsidiaries of Sunnova Energy International Inc. as of February 19, 2024

Name of Subsidiary	Jurisdiction of Incorporation
Enerlast Insurance Group, LLC	Texas
Helios Depositor, LLC	Delaware
Helios Issuer, LLC	Delaware
Moonroad Services Group, LLC	Delaware
Starlane Manager, LLC	Delaware
Starlane Owner, LLC	Delaware
Sunnova ABS Holdings III, LLC	Delaware
Sunnova ABS Holdings IV, LLC	Delaware
Sunnova ABS Holdings IX, LLC	Delaware
Sunnova ABS Holdings, LLC	Delaware
Sunnova ABS Holdings V, LLC	Delaware
Sunnova ABS Holdings VI, LLC	Delaware
Sunnova ABS Holdings VII, LLC	Delaware
Sunnova ABS Holdings VIII, LLC	Delaware
Sunnova ABS Holdings X, LLC	Delaware
Sunnova ABS Holdings XI, LLC	Delaware
Sunnova ABS Holdings XII, LLC	Delaware
Sunnova ABS Holdings XIII, LLC	Delaware
Sunnova ABS Management, LLC	Delaware
Sunnova AP 6 Warehouse II, LLC	Delaware
Sunnova AP5-A, LLC	Delaware
Sunnova Asset Portfolio 4, LLC	Delaware
Sunnova Asset Portfolio 5 Holdings, LLC	Delaware
Sunnova Asset Portfolio 5, LLC	Delaware
Sunnova Asset Portfolio 6 Holdings, LLC	Delaware
Sunnova Asset Portfolio 6, LLC	Delaware
Sunnova Asset Portfolio 7 Holdings, LLC	Delaware
Sunnova Asset Portfolio 8 Holdings, LLC	Delaware
Sunnova Asset Portfolio 8, LLC	Delaware
Sunnova Asset Portfolio 9 Holdings, LLC	Delaware
Sunnova Asset Portfolio 9, LLC	Delaware
Sunnova Aurora I Depositor, LLC	Delaware
Sunnova Aurora I Holdings, LLC	Delaware
Sunnova Aurora I Issuer, LLC	Delaware
Sunnova Aurora I Manager, LLC	Delaware
Sunnova Aurora I Owner, LLC	Delaware
Sunnova Business Markets Asset Owner, LLC	Delaware
Sunnova Business Markets Borrower, LLC	Delaware
Sunnova Business Markets Developer Co, LLC	Delaware
Sunnova Business Markets Holdings, LLC	Delaware
Sunnova C&I Management, LLC	Delaware
Sunnova Commercial Solar Asset Owner, LLC	Delaware
Sunnova Commercial Solar Loan Owner, LLC	Delaware
Sunnova Community Microgrids California, LLC	California
Sunnova Energy B.V.	Netherlands

Sunnova Energy Corporation	Delaware
Sunnova Energy GmbH	Germany
Sunnova Energy Guam, LLC	Delaware
Sunnova Energy Puerto Rico, LLC	Delaware
Sunnova EZ-Own Portfolio, LLC	Delaware
Sunnova Helios II Depositor, LLC	Delaware
Sunnova Helios II Issuer, LLC	Delaware
Sunnova Helios III Depositor, LLC	Delaware
Sunnova Helios III Issuer, LLC	Delaware
Sunnova Helios IV Depositor, LLC	Delaware
Sunnova Helios IV Issuer, LLC	Delaware
Sunnova Helios IX Depositor, LLC	Delaware
Sunnova Helios IX Issuer, LLC	Delaware
Sunnova Helios V Depositor, LLC	Delaware
Sunnova Helios V Issuer, LLC	Delaware
Sunnova Helios VI Depositor, LLC	Delaware
Sunnova Helios VI Issuer, LLC	Delaware
Sunnova Helios VII Depositor, LLC	Delaware
Sunnova Helios VII Issuer, LLC	Delaware
Sunnova Helios VIII Depositor, LLC	Delaware
Sunnova Helios VIII Issuer, LLC	Delaware
Sunnova Helios X Depositor, LLC	Delaware
Sunnova Helios X Issuer, LLC	Delaware
Sunnova Helios XI Depositor, LLC	Delaware
Sunnova Helios XI Issuer, LLC	Delaware
Sunnova Helios XII Depositor, LLC	Delaware
Sunnova Helios XII Issuer, LLC	Delaware
Sunnova Helios XIII Depositor, LLC	Delaware
Sunnova Helios XIII Issuer, LLC	Delaware
Sunnova Hestia Holdings, LLC	Delaware
Sunnova Hestia I Borrower, LLC	Delaware
Sunnova Hestia I Depositor, LLC	Delaware
Sunnova Hestia I Issuer, LLC	Delaware
Sunnova Hestia I Lender, LLC	Delaware
Sunnova Hestia II Borrower, LLC	Delaware
Sunnova Hestia II Depositor, LLC	Delaware
Sunnova Hestia II Issuer, LLC	Delaware
Sunnova Hestia II Lender, LLC	Delaware
Sunnova Intermediate Holdings, LLC	Delaware
Sunnova Inventory Holdings, LLC	Delaware
Sunnova Inventory Management, LLC	Delaware
Sunnova Inventory Pledgor, LLC	Delaware
Sunnova Inventory Supply Holdings, LLC	Delaware
Sunnova Inventory Supply, LLC	Delaware
Sunnova LAP Holdings, LLC	Delaware
Sunnova LAP I, LLC	Delaware
Sunnova LAP II, LLC	Delaware
Sunnova Lease Vehicle 3-HI, LLC	Delaware

Sunnova Loan Distribution, LLC	Delaware
Sunnova Loan Servicing, LLC	Delaware
Sunnova Management, LLC	Delaware
Sunnova Microgrid Holdings, LLC	Delaware
Sunnova Protect Holdings, LLC	Delaware
Sunnova Protect Management, LLC	Delaware
Sunnova Protect OpCo, LLC	Delaware
Sunnova RAYS I Depositor, LLC	Delaware
Sunnova RAYS I Holdings, LLC	Delaware
Sunnova RAYS I Issuer, LLC	Delaware
Sunnova RAYS I Management, LLC	Delaware
Sunnova SAP I, LLC	Delaware
Sunnova SAP II, LLC	Delaware
Sunnova SAP IV, LLC	Delaware
Sunnova SLA Management, LLC	Delaware
Sunnova Sol Depositor, LLC	Delaware
Sunnova Sol Holdings, LLC	Delaware
Sunnova Sol II Depositor, LLC	Delaware
Sunnova Sol II Holdings, LLC	Delaware
Sunnova Sol II Issuer, LLC	Delaware
Sunnova Sol II Manager, LLC	Delaware
Sunnova Sol II Owner, LLC	Delaware
Sunnova Sol III Depositor, LLC	Delaware
Sunnova Sol III Holdings, LLC	Delaware
Sunnova Sol III Issuer, LLC	Delaware
Sunnova Sol III Manager, LLC	Delaware
Sunnova Sol III Owner, LLC	Delaware
Sunnova Sol Issuer, LLC	Delaware
Sunnova Sol IV Depositor, LLC	Delaware
Sunnova Sol IV Holdings, LLC	Delaware
Sunnova Sol IV Issuer, LLC	Delaware
Sunnova Sol IV Manager, LLC	Delaware
Sunnova Sol IV Owner, LLC	Delaware
Sunnova Sol Manager, LLC	Delaware
Sunnova Sol Owner, LLC	Delaware
Sunnova Sol V Depositor, LLC	Delaware
Sunnova Sol V Holdings, LLC	Delaware
Sunnova Sol V Issuer, LLC	Delaware
Sunnova Sol VI Depositor, LLC	Delaware
Sunnova Sol VI Holdings, LLC	Delaware
Sunnova Sol VI Issuer, LLC	Delaware
Sunnova Sol VI Manager, LLC	Delaware
Sunnova Sol VI Owner, LLC	Delaware
Sunnova SSA Management, LLC	Delaware
Sunnova TE Management I, LLC	Delaware
Sunnova TE Management II, LLC	Delaware
Sunnova TE Management III, LLC	Delaware
Sunnova TE Management, LLC	Delaware

Sunnova TEP 6-A Manager, LLC	Delaware
Sunnova TEP 6-A, LLC	Delaware
Sunnova TEP 6-B Manager, LLC	Delaware
Sunnova TEP 6-B, LLC	Delaware
Sunnova TEP 6-C Manager, LLC	Delaware
Sunnova TEP 6-C, LLC	Delaware
Sunnova TEP 6-D Manager, LLC	Delaware
Sunnova TEP 6-D, LLC	Delaware
Sunnova TEP 6-E Manager, LLC	Delaware
Sunnova TEP 6-E, LLC	Delaware
Sunnova TEP 7-A Manager, LLC	Delaware
Sunnova TEP 7-A, LLC	Delaware
Sunnova TEP 7-B Manager, LLC	Delaware
Sunnova TEP 7-B, LLC	Delaware
Sunnova TEP 7-C Manager, LLC	Delaware
Sunnova TEP 7-C, LLC	Delaware
Sunnova TEP 7-D Manager, LLC	Delaware
Sunnova TEP 7-D, LLC	Delaware
Sunnova TEP 7-E Manager, LLC	Delaware
Sunnova TEP 7-E, LLC	Delaware
Sunnova TEP 7-F, LLC	Delaware
Sunnova TEP 7-F Manager, LLC	Delaware
Sunnova TEP 7-G, LLC	Delaware
Sunnova TEP 7-G Manager, LLC	Delaware
Sunnova TEP 8-A, LLC	Delaware
Sunnova TEP 8-A Manager, LLC	Delaware
Sunnova TEP 8-B, LLC	Delaware
Sunnova TEP 8-B Manager, LLC	Delaware
Sunnova TEP 8-C, LLC	Delaware
Sunnova TEP 8-C Manager, LLC	Delaware
Sunnova TEP 8-D, LLC	Delaware
Sunnova TEP 8-D Manager, LLC	Delaware
Sunnova TEP 8-E, LLC	Delaware
Sunnova TEP 8-E Manager, LLC	Delaware
Sunnova TEP Developer, LLC	Delaware
Sunnova TEP Holdings, LLC	Delaware
Sunnova TEP I Developer, LLC	Delaware
Sunnova TEP I Holdings, LLC	Delaware
Sunnova TEP I Manager, LLC	Delaware
Sunnova TEP I, LLC	Delaware
Sunnova TEP II Developer, LLC	Delaware
Sunnova TEP II Holdings, LLC	Delaware
Sunnova TEP II Manager, LLC	Delaware
Sunnova TEP II, LLC	Delaware
Sunnova TEP II-B, LLC	Delaware
Sunnova TEP III Manager, LLC	Delaware
Sunnova TEP III, LLC	Delaware
Sunnova TEP Inventory, LLC	Delaware

Sunnova TEP IV-A Manager, LLC	Delaware
Sunnova TEP IV-A, LLC	Delaware
Sunnova TEP IV-B Manager, LLC	Delaware
Sunnova TEP IV-B, LLC	Delaware
Sunnova TEP IV-C Manager, LLC	Delaware
Sunnova TEP IV-C, LLC	Delaware
Sunnova TEP IV-D Manager, LLC	Delaware
Sunnova TEP IV-D, LLC	Delaware
Sunnova TEP IV-E Manager, LLC	Delaware
Sunnova TEP IV-E, LLC	Delaware
Sunnova TEP IV-F Manager, LLC	Delaware
Sunnova TEP IV-F, LLC	Delaware
Sunnova TEP IV-G Manager, LLC	Delaware
Sunnova TEP IV-G, LLC	Delaware
Sunnova TEP OpCo, LLC	Delaware
Sunnova TEP Resources, LLC	Delaware
Sunnova TEP V-A Manager, LLC	Delaware
Sunnova TEP V-A, LLC	Delaware
Sunnova TEP V-B Manager, LLC	Delaware
Sunnova TEP V-B, LLC	Delaware
Sunnova TEP V-C Manager, LLC	Delaware
Sunnova TEP V-C, LLC	Delaware
Sunnova TEP V-D Manager, LLC	Delaware
Sunnova TEP V-D, LLC	Delaware
Sunnova TEP V-E Manager, LLC	Delaware
Sunnova TEP V-E, LLC	Delaware
Sunstreet TEP Inventory, LLC	Delaware